Exhibit 16

POWER OF ATTORNEY

We, the undersigned trustees and officers of the Lincoln Variable Insurance Products Trust (“Trust”), hereby severally constitute and appoint Kevin J. Adamson and Cynthia A. Rose as our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, to make, execute and sign any and all amendments to the Trust’s Registration Statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do, and we hereby ratify and confirm our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment thereof. The Power of Attorney was signed by us to be effective December 8, 2006.

Signature	Title
/s/ Kelly D. Clevenger Kelly D. Clevenger	Chairman of the Board, President and Trustee (Chief Executive Officer)

/s/ William P. Flory, Jr. William P. Flory, Jr.	Chief Accounting Officer (Chief Financial Officer)

/s/ Nancy L. Frisby Nancy L. Frisby	Trustee

/s/ Gary D. Lemon Gary D. Lemon	Trustee

/s/ Kenneth G. Stella Kenneth G. Stella	Trustee

/s/ David H. Windley David H. Windley	Trustee

Power of Attorney Page 1 of 3

STATE OF INDIANA	)
) SS:
COUNTY OF ALLEN	)

On this 8th day of December, 2006, before me, a Notary Public, in and for said county and state, personally appeared Kelly D. Clevenger, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

/s/ Cynthia A. Rose
Notary Public

My Commission Expires: July 30, 2009

STATE OF INDIANA	)
) SS:
COUNTY OF ALLEN	)

On this 8th day of December, 2006, before me, a Notary Public, in and for said county and state, personally appeared William P. Flory, Jr., known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

/s/ Cynthia A. Rose
Notary Public

My Commission Expires: July 30, 2009

STATE OF FLORIDA	)
) SS:
COUNTY OF DESOTO	)

On this 11th day of December, 2006, before me, a Notary Public, in and for said county and state, personally appeared Nancy L. Frisby, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

/s/ Sharon Griffin
Notary Public

My Commission Expires: January 03, 2007

Power of Attorney Page 2 of 3

STATE OF INDIANA	)
) SS:
COUNTY OF ALLEN	)

On this 8th day of December, 2006, before me, a Notary Public, in and for said county and state, personally appeared Gary D. Lemon, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

/s/ Cynthia A. Rose
Notary Public

My Commission Expires: July 30, 2009

STATE OF INDIANA	)
) SS:
COUNTY OF ALLEN	)

On this 8th day of December, 2006, before me, a Notary Public, in and for said county and state, personally appeared Kenneth G. Stella, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

/s/ Cynthia A. Rose
Notary Public

My Commission Expires: July 30, 2009

STATE OF INDIANA	)
) SS:
COUNTY OF JACKSON	)

On this 7th day of December, 2006, before me, a Notary Public, in and for said county and state, personally appeared David H. Windley, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

/s/ Traci J. Freeman
Notary Public

My Commission Expires: 8/14/08

Power of Attorney Page 3 of 3